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EXHIBIT 23 - CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following Registration Statements of AmSouth Bancorporation and in the related Prospectuses of our report dated January 31, 1997, with respect to the consolidated financial statements of AmSouth Bancorporation and subsidiaries incorporated by reference in this Annual Report (Form 10K) for the year ended December 31, 1996:

        Form S-3 No. 33-55683 pertaining to the Dividend Reinvestment and
                Common Stock Purchase Plan;

        Form S-8 No. 33-52243 pertaining to the assumption by AmSouth
                Bancorporation of FloridaBank Option Plan and FloridaBank Stock Option Plan -1993;

        Form S-8 No. 33-52113 pertaining to the 1989 Long Term Incentive
                Compensation Plan;

        Form S-8 No. 33-35218 pertaining to the 1989 Long Term Incentive
                Compensation Plan;

        Form S-8 No. 33-37905 pertaining to the AmSouth Bancorporation Thrift
                Plan;

        Form S-8 No.33-9368 pertaining to the Long Term Incentive Compensation
                Plan;

        Form S-8 No. 33-2927 (as amended) pertaining to the Employee Stock
                Purchase Plan;

        Form S-8 No. 2-97464 pertaining to the Long Term Incentive Compensation
                Plan;

        Form S-3 No. 33-35280 pertaining to the Dividend Reinvestment and Common
                Stock Purchase Plan;

        Form S-8 No. 33-19016 pertaining to the Long Term Incentive Compensation
                Plan;

        Form S-8 No. 33-58777 pertaining to the Director Restricted Stock Plan;

        Form S-8 No. 333-02099 pertaining to the AmSouth Bancorporation Thrift
                Plan;

        Form S-3 No. 333-06641 pertaining to the AmSouth Bancorporation 7 1/2%
                Convertible Subordinated Debentures; and

        Form S-8 No. 333-05631 pertaining to the AmSouth Bancorporation 1996
                Long Term Incentive Compensation Plan.


                                        /s/ Ernst & Young, LLP
                                        ------------------------

Birmingham, Alabama
March 20, 1997